EXHIBIT 10.15

                                     RELEASE

         TO ALL WHOM THESE PRESENTS SHALL COME OR MAY CONCERN, BE IT KNOWN THAT each of Chicken Kitchen Corporation, a Florida corporation, and Christian M. de Berdouare, individually, on behalf of themselves and any of their respective former, present or future directors, officers, partners and employees, subsidiaries, parents, affiliates, associates, shareholders, agents, attorneys, investment and financial advisors, accountants, representatives, trustees, heirs, successors or predecessors in interest, and assigns (collectively, the "Releasors"), for good and sufficient consideration, the receipt of which is hereby acknowledged, remise, release and forever discharge Barras Investments; Agricola Coco Bonh, S. A.; Azucar, Ltd.; William Beckman; Kristy Cash; Castle Creek Valley Ranch Partnership DBPP; Edwards Capital Corporation; Matthew Holstein Pension Plan; Philip Holstein; Bruce Knox; Ed Leinster; Frederick A. Lenz; Michael M. Louis, Jr.; David Mallen; John T. Mitchell; Nostradamus, S. A.; Richard M. Peck; Pow Wow, Inc.; Barry Seidman; James Skalko; Joseph Sloves; Jimmy Dean Dowda; Charles Devine; Surelock, Inc.; Dominick Vicari; World Capital Funding, LLC.; Arnold A. Zousmer; Hassan Abudul S. A.; C. A. Oportunidad; Olympus Capital; and James Spratt, and any and all of their respective agents, servants, attorneys, former, present or future directors, officers, partners and employees, subsidiaries, parents, affiliates, associates, shareholders, investment advisors and financial advisors, accountants, auditors, representatives, commercial bankers, trustees, heirs, successors or predecessors in interest, and assigns (the "Releasees") from any and all claims, debts, liabilities, demands, judgments, accounts, obligations, promises, acts, agreements, damages, actions and causes of action (hereinafter "Claims"), of whatsoever kind or nature through and including the date of this Release, including, but not limited to Claims based on, relating to, arising out of or in connection with the Claims, facts, transactions, events and occurrences referred to in, or arising out of, or in connection with (or that could have been referred to in, arisen out of, or in connection with) the complaint and Amended Complaint filed in Agricola Coco Bonh, S. A., etc., et al. v. Chicken Kitchen Corp., etc., et al., Case No. 99-4608-CA-2 in the Circuit Court of the Eleventh Judicial Circuit in and for Miami Dade County, Florida, but excluding any Claims relating to the Exchange

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Agreement and the Shares Escrow Agreement delivered contemporaneously herewith.

Dated: as of March 23, 2001


CHICKEN KITCHEN CORPORATION

By: /s/ Christian Mahe de Berdouare
   -------------------------------
    Christian M. de Berdouare,

    Its President


    Christian Mahe de Berdouare
----------------------------------
    Christian M. de Berdouare,

    Individually


STATE OF FLORIDA  }
                  }SS:
COUNTY OF DADE    }

         I HEREBY CERTIFY that on this day personally appeared before me, an officer duly authorized to administer oaths and take acknowledgments, CHRISTIAN
M. DE BERDOUARE, Individually and as President of CHICKEN KITCHEN CORPORATION, to me known to be the person described in or who has produced _________________________ as identification and who executed the foregoing instruments and who acknowledged before me that he/she executed same.

         IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at Miami, Dade County, Florida this _____ day of ____________________, 2000.

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Notary Public, State of Florida                           My Commission Expires: